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THOMPSON  BRUSSELS   CINCINNATI   CLEVELAND   COLUMBUS    DAYTON  NEW YORK  WASHINGTON, D.C.
      HINE
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October 17, 2003



CCMI Funds
431 North Pennsylvania Street
Indianapolis, Indiana 46204

      Re: CCMI Funds, File Nos. 33-45753 and 811-6561

Gentlemen:


     As counsel to CCMI Funds, we hereby consent to the use of our name and to all references to our firm included in or made a part of this Post-Effective Amendment No. 21 to CCMI Funds' Registration Statement on Form N-1A (file No. 33-45753).


                                                              Very truly yours,

                                                              /s/

                                                              THOMPSON HINE LLP